Commitments and contingencies	6 Months Ended
Jun. 30, 2026
Commitments and Contingencies [Abstract]
Commitments and contingencies
4.8 Commitments and contingencies

As of June 30, 2026, guarantees and letters of credit in the amount of CHF 163.2 million (December 31, 2025: CHF 153.2 million) were provided in favor of third parties.
The Swiss On entities form a VAT group and, hence, every entity participating in the group is jointly and severally liable for VAT debt of other group participants. Further, On group entities participating in central cash pooling are jointly and severally liable for any debit position or outstanding overdraft in connection with them. In that context, gross balances in the amount of CHF 322.8 million have been offset as of June 30, 2026 (December 31, 2025: CHF 271.7 million).
On has signed several new leases, which have not yet commenced as of June 30, 2026, and are therefore not yet recognized on the balance sheet. The total committed future outflow resulting of these lease related contracts amount to:

(CHF in millions)	6/30/2026	12/31/2025

Due < 1 year	14.4	7.8
Due 1 - 5 years	99.9	67.7
Due > 5 years	116.0	78.3
Commitments for future lease related obligations	230.3	153.8

The majority of the future lease commitments relate to a contract entered into for a highly-automated warehouse in Belgium (Beringen). The warehouse in Belgium partially began operations in 2024 and is expected to be fully operational by the end of the third quarter in 2026, and amounts to CHF 104.3 million as of June 30, 2026 (December 31, 2025: CHF 104.4 million). The remaining lease commitments primarily relate to various new retail store leases.
On February 20, 2026, the U.S. Supreme Court invalidated specific tariffs levied under the International Emergency Economic Powers Act (“IEEPA”), and the U.S government ceased collecting these tariffs on February 24, 2026. On April 20, 2026, the U.S. Customs and Border Protection ("CBP") introduced an electronic system to manage refunds for these IEEPA tariffs. As of June 30, 2026, the Company's total IEEPA tariffs paid are CHF 55.6 million, of which CHF 52.7 million have already been submitted through the CBP for refund processing. The Company determined that potential recovery of any of these amounts is not virtually certain as of June 30, 2026, and therefore has not recognized any of the potential refund in the financial statements. The Company will recognize refunds in the financial statements when realization of these amounts is deemed virtually certain. When and if this occurs, the Company will recognize the refund impact attributed to inventories already sold as a reduction to cost of sales, and the impact attributed to inventories still on-hand as a reduction to inventories. As of June 30, 2026, the majority of the potential refund relates to inventory already sold. As of August 11, 2026, we received approximately CHF 27.9 million in IEEPA tariff refunds. This amount will be recognized in the third quarter of 2026.